Key Opportunities
  New insurance buyers will emerge as
 healthcare reform evolves
  New products will respond to physician/hospitals
 combinations
  The outcome of medical liability claims will
 become more transparent
  Financial issues will highlight the need for
 successful, long-term companies with superior
 balance sheets strength and outstanding ratings